UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2022

Deciphera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 209-6400

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 10, 2022, Deciphera Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the presentation of initial clinical study results from the ongoing single agent dose escalation portion of the Company’s Phase 1 study of DCC-3116, the Company’s investigational inhibitor of ULK1/2, in patients with advanced or metastatic tumors with a mutant RAS or RAF gene, as an oral presentation at the European Society for Medical Oncology (ESMO) Congress 2022. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the DCC-3116 presentation at the ESMO Congress 2022 is posted on the Investors and News portion of the Company’s website (www.deciphera.com) under “Events and Presentations”.

On September 11, 2022, the Company issued a press release announcing the presentation of new clinical study results from the Phase 1 and Phase 2 portions of the Company’s ongoing study of vimseltinib, the Company’s investigational inhibitor of CSF1R, in patients with tenosynovial giant cell tumor not amenable to surgery, as two separate posters at the ESMO Congress 2022. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. Copies of the Phase 1 and Phase 2 posters from the ESMO Congress 2022 are posted on the Investors and News portion of the Company’s website (www.deciphera.com) under “Events and Presentations”.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Deciphera Pharmaceuticals, Inc. on September 10, 2022

99.2	Press Release issued by Deciphera Pharmaceuticals, Inc. on September 11, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2022	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Jeffrey M. Held
	Name:	Jeffrey M. Held
	Title:	General Counsel